UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

XPO LOGISTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Fellow Stockholders:

On behalf of the Board of Directors of XPO Logistics, Inc., a Delaware corporation (“XPO”, the “Company”, “we”, “us” or “our”), we invite you to join us at a special meeting of stockholders of the Company, which will be held on                     , 2015, at     , local time at our headquarters located at Five Greenwich Office Park, Greenwich, Connecticut 06831.

On May 29, 2015, we entered into fifteen separate Investment Agreements (the “Investment Agreements”) with sovereign wealth funds and institutional investors (which we refer to collectively as the “Purchasers”). On June 3, 2015, pursuant to the Investment Agreements, we completed the private placement of 15,499,445 shares (the “Purchased Common Shares”) in the aggregate of our common stock at a price per Purchased Common Share of $45.00 and 562,525 shares (the “Purchased Preferred Stock” and, together with the Purchased Common Shares, the “Purchased Securities”) in the aggregate of Series C Convertible Perpetual Preferred Stock of the Company (“Series C Preferred Stock”) at a price per share of Purchased Preferred Stock of $1,000.00. The aggregate purchase price for the Purchased Securities was $1,260,000,025.

Our common stock is listed on the New York Stock Exchange (which we refer to as the NYSE) and, as a result, we are subject to certain NYSE listing rules and regulations. Section 312.03 (“NYSE Rule 312”) of the NYSE Listed Company Manual requires shareholder approval prior to any issuance or sale of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if the number of shares of common stock issued or issuable upon conversion equals or exceeds 20% of the number of shares of common stock outstanding prior to the issuance or if the number of votes entitled to be cast by such shares of common stock equals or exceeds 20% of the voting power outstanding prior to the issuance. Because the aggregate of (i) the number of Purchased Common Shares and (ii) the number of shares of our common stock into which the Purchased Preferred Stock will convert exceeds the 20% threshold in NYSE Rule 312, the common stock issuable upon conversion of the Purchased Preferred Stock requires the approval of XPO stockholders. As a result, the conversion of the Purchased Preferred Stock is conditioned on, and will occur automatically upon, the approval by XPO stockholders of the issuance of such shares under NYSE Rule 312.

At the special meeting, in accordance with NYSE Rule 312, you will be asked to consider and vote on a proposal to approve the issuance of shares of our common stock upon the conversion of the Purchased Preferred Stock, which, together with the issuance of Purchased Common Shares, will constitute an issuance of securities in a related series of transactions in excess of 20% of our outstanding common stock prior to the issuance of the Purchased Common Shares (the “Issuance Proposal”). Our Board of Directors believes that the Issuance Proposal is in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” the Issuance Proposal.

In addition, at the special meeting, in accordance with the Delaware General Corporation Law, you will be asked to consider and vote on a proposal to approve an amendment to our amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of our common stock to 300,000,000 (the “Authorized Shares Proposal”). Our Board of Directors believes that the Authorized Shares Proposal is in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” the Authorized Shares Proposal.

The proxy statement attached to this letter provides you with information about the Issuance Proposal, the Authorized Shares Proposal and the special meeting of the Company’s stockholders. We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the U.S. Securities and Exchange Commission. See “Where You Can Find Additional Information” in the accompanying proxy statement.

Regardless of the number of shares of our common stock you own (including those that you would own if your shares of our Series A Convertible Perpetual Preferred Stock (“Series A Preferred Stock”) had converted into shares of our common stock as of July 13, 2015, the record date for the special meeting), your vote is important. Whether or not you plan to attend the special meeting, please take the time to submit a proxy by following the instructions on your proxy card as soon as possible. You may do so by completing, signing, dating and returning the enclosed proxy card by mail, or you may submit your proxy by telephone or electronically through the Internet, as further described on the proxy card. If your shares of common stock (including those that you would own if your shares of our Series A Preferred Stock had converted into shares of our common stock as of July 13, 2015, the record date for the special meeting) are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should instruct such broker or other nominee how to vote in accordance with the voting instruction form furnished by such broker or other nominee.

Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

Thank you for your cooperation and continued support.

Sincerely,

Bradley S. Jacobs

Chairman of the Board and Chief Executive Officer

                    , 2015

THE ACCOMPANYING PROXY STATEMENT IS DATED                 , 2015

AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT                 , 2015.

XPO LOGISTICS, INC.

FIVE GREENWICH OFFICE PARK

GREENWICH, CONNECTICUT 06831

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on                     , 2015

To the Stockholders of XPO Logistics, Inc.:

Notice is hereby given that a special meeting of stockholders of XPO Logistics, Inc. will be held on                     , 2015 at     , local time, at our headquarters located at Five Greenwich Office Park, Greenwich, Connecticut 06831:

1. To consider and vote on a proposal to approve, as required pursuant to Section 312 of the New York Stock Exchange Listed Company Manual, the issuance of our common stock upon the conversion of our outstanding Series C Convertible Perpetual Preferred Stock (the “Issuance Proposal”);

2. To consider and vote on a proposal to approve, as required pursuant to the Delaware General Corporation Law, an amendment to our amended and restated certificate of incorporation, as previously amended (the “Company Certificate”), increasing the number of authorized shares of our common stock, $0.001 per share par value, from 150,000,000 to 300,000,000 (the “Authorized Shares Proposal”);

3. To consider and vote on a proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies (the “Adjournment Proposal” and together with the Issuance Proposal, the “Proposals”); and

4. To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

The Company’s Board of Directors recommends that stockholders vote “FOR” each of the Issuance Proposal, the Authorized Shares Proposal and the Adjournment Proposal.

Only stockholders of record of our common stock and our Series A Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”) as of the close of business on                     , 2015, the “Record Date,” are entitled to receive notice of, and to vote at, the special meeting and at any adjournment or postponement of the special meeting.

The approval of the Issuance Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) voting thereon at a meeting at which a quorum is present. The approval of the Authorized Shares Proposal requires the affirmative vote of a majority of all our outstanding shares of common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had been converted into shares of our common stock as of the Record Date) entitled to vote as of the Record Date at a meeting at which a quorum is present. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) present and entitled to vote at the special meeting, whether or not a quorum is present.

Please note that, if you plan to attend the special meeting in person, you will need to register in advance and receive an admission card to be admitted. Please follow the instructions on page 4 of the proxy statement.

Even if you plan to attend the special meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the special meeting if you are unable to attend. Please do so by completing, signing, dating and returning the enclosed proxy card by mail, or you may submit your proxy by telephone or electronically through the Internet, as further described on the proxy card. If you sign, date and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” the Issuance Proposal and the Authorized Shares Proposal (and, if necessary and appropriate, the Adjournment Proposal). If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should instruct such broker or other nominee how to vote in accordance with the voting instruction form furnished by such broker or other nominee.

Whether you attend the special meeting or not, you may revoke a proxy at any time before your proxy is voted at the special meeting. You may do so by properly delivering a later-dated proxy either by mail, the Internet or telephone or by attending the special meeting in person and voting. You also may revoke your proxy by delivering a notice of revocation to the Company (Attention: Secretary, XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, Connecticut 06831) prior to the vote at the special meeting. If you hold your shares through a broker, dealer, commercial bank, trust company or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies. Furthermore, voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

Your vote is important. Whether or not you plan to attend the special meeting in person, it is important that your shares be represented. We ask that you vote your shares as soon as possible.

By Order of the Board of Directors,

Gordon E. Devens

Senior Vice President,

General Counsel & Secretary

Greenwich, Connecticut

                    , 2015

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Special Meeting To Be Held on                     , 2015: This proxy statement for the special meeting to be held on                     , 2015, is available free of charge at www.edocumentview.com/xpospc.

SUMMARY VOTING INSTRUCTIONS

Ensure that your shares of our common stock and our Series A Preferred Stock, on an as-converted basis, can be voted at the special meeting by submitting your proxy or contacting your broker, dealer, commercial bank, trust company or other nominee.

Registered Stockholders. If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Computershare Trust Company, N.A.), you may vote by proxy via the Internet, by telephone, or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the special meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the special meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Because the Authorized Shares Proposal requires the affirmative vote of a majority of the shares of Company common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had been converted into shares of our common stock as of the Record Date) entitled to vote as of the Record Date, the failure to vote will have the same effect as a vote against the Authorized Shares Proposal. If you sign, date and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” the Issuance Proposal, the Authorized Shares Proposal and, if necessary and appropriate, the Adjournment Proposal.

For additional questions regarding the Issuance Proposal or the Authorized Shares Proposal, assistance in submitting proxies or voting shares of our common stock (including those you would own if all of your outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date), or to request additional copies of the proxy statement or the enclosed proxy card, please contact the proxy solicitation agent, Innisfree M&A Incorporated, by mail at 501 Madison Avenue, 20th Floor, New York, New York 10022 or by telephone toll-free at 888-750-5834. If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should also call such broker or other nominee for additional information. Such broker or other nominee may contact Innisfree M&A Incorporated by telephone at 212-750-5833.

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Stockholders to be Held on                     , 2015

This Proxy Statement is available, free of charge, at www.edocumentview.com/xpospc.

PROXY STATEMENT

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors of XPO Logistics, Inc. (the “Company”) in connection with our Company’s special meeting or any adjournment or postponement of the special meeting. This proxy statement is being furnished by our Board of Directors for use at the special meeting of Stockholders to be held at our headquarters located at Five Greenwich Office Park, Greenwich, Connecticut 06831, on                     , 2015 at          a.m. local time. This proxy statement and form of proxy are first being mailed to stockholders on or about                     , 2015, to our stockholders of record as of the close of business on July 13, 2015 (the “Record Date”).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS

The following questions and answers address briefly some questions you may have regarding the special meeting and the Proposals. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q:        Why did I receive these proxy materials?

A:        We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the special meeting in connection with the issuance of 12,500,546 shares of our common stock upon the conversion of 562,525 shares of our Series C Convertible Perpetual Preferred Stock of the Company (we refer generally to such preferred stock as the “Series C Preferred Stock” and to such specific shares of Series C Preferred Stock as the “Purchased Preferred Stock”). The Purchased Preferred Stock was issued, together with 15,499,445 shares of our common stock (the “Purchased Common Shares”) pursuant to fifteen separate Investment Agreements, each dated May 29, 2015 (the “Investment Agreements”), with sovereign wealth funds and institutional investors (which we refer to collectively as the “Purchasers”) including Public Sector Pension Investment Board, an affiliate of GIC (Singapore’s sovereign wealth fund) and Ontario Teachers’ Pension Plan Board.

Our common stock is listed on the New York Stock Exchange (the “NYSE”), and we are subject to the rules set forth in the NYSE Listed Company Manual (the “NYSE Rules”). Section 312 of the NYSE Rules (“NYSE Rule 312”) requires shareholder approval prior to any issuance or sale of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if the number of shares of common stock issued or issuable upon conversion equals or exceeds 20% of the number of shares of common stock outstanding prior to the issuance or if the number of votes entitled to be cast by such shares of common stock equals or exceeds 20% of the voting power outstanding prior to the issuance.

Because the aggregate of (i) the number of Purchased Common Shares and (ii) the number of shares of our common stock into which the Purchased Preferred Stock will convert exceeds the 20% threshold in NYSE Rule 312, XPO stockholders are being asked to approve the issuance of the common stock upon conversion of the Purchased Preferred Stock.

In addition, we are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the special meeting in connection with a proposed amendment to the Company Certificate to increase the number of authorized shares of our common stock to 300,000,000 shares.

Q:        What items of business will be voted on at the special meeting?

A:        The business expected to be voted on at the special meeting is considering approval of the following proposals:

•

To consider and vote on a proposal to approve, as required pursuant to NYSE Rule 312, the issuance of our common stock upon conversion of our outstanding Series C Preferred Stock (the “Issuance Proposal”);

•

To consider and vote on a proposal to approve, as required pursuant to the Delaware General Corporation Law, an amendment to the Company Certificate increasing the number of authorized shares of our common stock, $0.001 per share par value, from 150,000,000 to 300,000,000 (the “Authorized Shares Proposal”);

•

To consider and vote on a proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies (the “Adjournment Proposal” and together with the Issuance Proposal and the Authorized Shares Proposal, the “Proposals”); and

•	To consider and transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

Q:        Where and when is the special meeting?

A:        The special meeting will be held at our headquarters located at Five Greenwich Office, Park Greenwich, Connecticut 06831, on                     , 2015 at          a.m. local time.

Q:        Who can attend and vote at the special meeting?

A:        You are entitled to receive notice of and to attend and vote at the special meeting, or any postponement or adjournment thereof, if, as of the close of business on July 13, 2015 (the “Record Date”), you were a holder of record of our common stock or the Company’s Series A Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”).

Excluding the Purchased Common Shares, as of the Record Date, there were issued and outstanding             shares of our common stock, each of which is entitled to one vote on each matter to come before the special meeting. In addition, as of the Record Date there were issued and outstanding             shares of Series A Preferred Stock. Each share of Series A Preferred Stock is entitled to vote together with our common stock on each matter to come before the special meeting as if the share of Series A Preferred Stock were converted into shares of our common stock as of the Record Date, meaning that each share of Series A Preferred Stock is entitled to approximately 143 votes on each matter to come before the special meeting. As a result, a total of              votes are eligible to be cast at the special meeting based on the number of outstanding shares of our common stock and Series A Preferred Stock, voting together, as a single class.

If you wish to attend the special meeting and your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee (i.e., in “street name”), you will need to bring a copy of your voting instruction card or statement reflecting your share ownership as of the Record Date. “Street name” holders who wish to vote at the special meeting will need to obtain a proxy from the broker, dealer, commercial bank, trust company or other nominee that holds their shares.

Q:        Do I need a ticket to attend the special meeting?

A:        Yes, you will need an admission card to enter the special meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to contact@xpo.com; or

•	by calling us toll-free at (855) XPO-INFO (855-976-4636).

Stockholders also must present a form of personal photo identification in order to be admitted to the special meeting.

Q:        How many shares must be present to conduct business at the special meeting?

A:        A quorum is necessary to hold a valid meeting of stockholders. For each of the Proposals to be presented at the special meeting, the holders of shares of our common stock or Series A Preferred Stock outstanding on the Record Date, representing          votes must be present at the special meeting, in person or by proxy. If you vote – including by Internet, telephone or proxy card – your shares voted will be counted towards the quorum for the special meeting. Abstentions are counted as present for the purpose of determining a quorum; broker non-votes are not counted for the purpose of determining the presence of a quorum at the special meeting as the Proposals to be considered would not be evaluated as routine by the NYSE.

Q:        What are my voting choices?

A:        You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on any Proposal to be voted on at the special meeting. Your shares will be voted as you specifically instruct. If you sign your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the meeting.

Q:        What vote is required to approve the Proposals?

A:        The Issuance Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) voting thereon at a meeting at which a quorum is present. Under applicable NYSE Rules, abstentions are counted as shares voted with respect to such proposal, and therefore, if you return your proxy card and “ABSTAIN” from voting, it will have the same effect as a vote against the Issuance Proposal. The Authorized Shares Proposal requires the affirmative vote of a majority of all our outstanding shares of common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had been converted into shares of our common stock as of the Record Date) entitled to vote as of the Record Date at a meeting at which a quorum is present. Accordingly, if you return your proxy card and “ABSTAIN” from voting, it will have the same effect as a vote against the Authorized Shares Proposal. The Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) present and entitled to vote at the special meeting, whether or not a quorum is present.

Q:        What will I receive in the Issuance Proposal?

A:        You will not receive any consideration in the Issuance Proposal. Your shares of common stock and Series A Preferred Stock will remain outstanding following the approval of the Issuance Proposal and the accompanying issuance of our common stock to the Purchasers, and you will continue to participate as a stockholder by virtue of your shares of our common stock and Series A Preferred Stock.

Q:        What will I receive in the Authorized Shares Proposal?

A:        You will not receive any consideration in the Authorized Shares Proposal. Your shares of common stock and Series A Preferred Stock will remain outstanding following the approval of the Authorized Shares Proposal, and you will continue to participate as a stockholder by virtue of your shares of our common stock and Series A Preferred Stock.

Q:        What percentage of the Company’s voting stock will the Purchasers own upon conversion of the Purchased Preferred Stock?

A:        Based upon the number of shares of our common stock outstanding on the Record Date, and the number of shares of common stock issuable upon the conversion of the outstanding shares of our Series A Preferred Stock, and excluding any shares issuable upon the exercise or conversion of currently outstanding options, warrants or other convertible securities, upon conversion of the Purchased Preferred Stock, we believe that the Purchasers will hold in the aggregate approximately     % of the total voting power of the Company’s capital stock, including shares of our common stock owned by certain of the Purchasers prior to the purchase of the Purchased Securities.

Q:        What will happen if the Issuance Proposal is not approved?

A:        If the Issuance Proposal is not approved, the Purchased Preferred Stock will remain outstanding and will not convert into our common stock at this time. Under the terms of the Investment Agreements with the Purchasers, we will be obligated to submit a proposal to our stockholders to approve the issuance of common stock in respect of the conversion of the Purchased Preferred Stock at least once in every six month period beginning on October 3, 2015. In addition, commencing on and following October 3, 2015, cumulative dividends on the Series C Preferred Stock will be payable quarterly at the rate per annum of 7.5% per share on the liquidation preference of the Series C Preferred Stock.

Q:        What will happen if the Authorized Shares Proposal is not approved?

A:        If the Authorized Shares Proposal is not approved, the number of shares of common stock that the Company is authorized to issue will remain at 150,000,000 shares. As of June 3, 2015, 95,271,676 shares of common stock were issued and outstanding and a total of 29,105,806 shares of common stock were reserved for issuance in connection with the Series A Preferred Stock, warrants, stock options, restricted stock units and 4.50% Convertible Senior Notes. In addition, if the Issuance Proposal is approved, all of the Purchased Preferred Stock will automatically convert into 12,500,546 shares of common stock.

Q:        How does the Company’s Board of Directors recommend that I vote?

A:        Our Board of Directors, after careful consideration, unanimously recommends that our stockholders vote “FOR” the approval of the Issuance Proposal, “FOR” the Authorized Shares Proposal and “FOR” the Adjournment Proposal.

Q:        How will our directors and executive officers vote on the Proposals?

A:        Our directors and current executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of their shares of our common stock and Series A Preferred Stock in favor of the approval of each of the Proposals.

As of the Record Date, excluding any shares issuable upon the exercise of currently outstanding options and warrants, our directors and current executive officers owned, in the aggregate,                 shares of our common stock (including                 shares that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date), representing collectively approximately     % of the votes eligible to be cast at the special meeting.

Q:        What do I need to do now?

A:        We urge you to read this proxy statement carefully and to consider how approving the Proposals affects you. Then just mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting of our stockholders. Holders of record may also vote by telephone or the Internet by following the instructions on the proxy card.

Q:        What happens if I do not respond or if I respond and fail to indicate my voting preference or if I abstain from voting?

A:        If you fail to sign, date and return your proxy card or fail to vote by telephone or Internet as provided on your proxy card, your shares will not be counted towards establishing a quorum for the special meeting, which requires holders representing a majority of the outstanding shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) to be present in person or by proxy. Failure to vote will have the same effect as a vote against the Authorized Shares Proposal, but, assuming the presence of a quorum, will have no effect on the Issuance Proposal or the Adjournment Proposal.

If you respond and do not indicate your voting preference, we will count your proxy as a vote in favor of the approval of each of the Proposals. Abstentions will have the same effect as a vote against each of the Proposals.

Q:        If my shares are held in “street name” by my broker, dealer, commercial bank, trust company or other nominee, will such broker or other nominee vote my shares for me?

A:        You should instruct your broker or other nominee on how to vote your shares using the instructions provided by such broker or other nominee. Absent specific voting instructions, brokers or other nominees who hold shares of Company common stock in “street name” for customers are prevented by the NYSE Rules from exercising voting discretion in respect of non-routine or contested matters. The Company expects that when the NYSE evaluates the Proposals to be voted on at the special meeting to determine whether each Proposal is a routine or non-routine matter, the Proposals would not be evaluated as routine. Shares not voted by a broker or other nominee because such broker or other nominee does not have instructions or cannot exercise discretionary voting power with respect to one or more Proposals are referred to as “broker non-votes”. Such broker non-votes may not be counted for the purpose of determining the presence of a quorum at the special meeting in the absence of a routine proposal. It is important that you instruct your broker or other nominee on how to vote your shares of Company common stock held in “street name” in accordance with the voting instructions provided by such broker or other nominee.

Q:        How do I vote?

A:        If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Computershare Trust Company, N.A. and not through a broker, bank or other nominee that holds shares for your account in “street name”), you may vote by proxy via the Internet, by telephone, or by mail by following the instructions provided on the proxy card. Proxies submitted by telephone or through the Internet must be received by 11:59 P.M. New York City time on                     , 2015. Please see the proxy card provided to you for instructions on how to submit your proxy by telephone or the Internet. Stockholders of record who attend the special meeting may vote in person by obtaining a ballot from the inspector of elections.

If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the special meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Q:        Can I change my vote after I have mailed my proxy card?

A:        Yes. Whether you attend the special meeting or not, you may revoke a proxy at any time before your proxy is voted at the special meeting. You may do so by properly delivering a later-dated proxy either by mail, the Internet or telephone or by attending the special meeting in person and voting. Please note, however, your attendance at the special meeting will not automatically revoke any prior proxy unless you vote again at the special meeting or specifically request in writing that your prior proxy be revoked. You also may revoke your proxy by delivering a notice of revocation to the Company (Attention: Secretary, XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, Connecticut 06831) prior to the vote at the special meeting. If you hold your shares through a broker, dealer, commercial bank, trust company or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies.

Q:        Am I entitled to appraisal rights?

A:        No. You will have no right under Delaware law to seek appraisal of your shares of our common stock or Series A Preferred Stock in connection with the Proposals.

Q:        Where can I find the results of the voting?

A:        We intend to announce preliminary voting results at the special meeting and will publish final results through a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the special meeting. The Current Report on Form 8- K will be available on the Internet at our website, www.xpo.com.

Q:        Who will pay for the cost of soliciting proxies?

A:        We will pay for the cost of soliciting proxies. We have engaged Innisfree M&A Incorporated to assist us in soliciting proxies in connection with the special meeting, and have agreed to pay them approximately $10,000, plus their expenses for providing such services. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of common stock or preferred stock held of record by them.

Q:        What is “householding” and how does it affect me?

A:        In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one copy of this proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement may request a copy by contacting the bank, broker or other holder of record, or by sending a written request to: Investor Relations, XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, Connecticut 06831 or by contacting Investor Relations by telephone at (855) XPO-INFO (855-976-4636). The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future company materials or (2) separate materials if only one set of documents is being sent to a household. A stockholder who would like to make one of these requests should contact us as indicated above.

Q:        Can I obtain an electronic copy of proxy material?

A:        Yes, this proxy statement, the accompanying notice of special meeting and the proxy card are available on the Internet at www.edocumentview.com/xpospc.

Q:        What happens if the special meeting is adjourned or postponed?

A:        Although it is not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the special meeting, by approval of the holders of a majority of the outstanding shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) present in person or represented by proxy at the special meeting, whether or not a quorum exists. Any signed proxies received by the Company will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Company stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Q:        Who can help answer my other questions?

A:        If you have more questions about the Proposals or voting, you should contact the proxy solicitation agent, Innisfree M&A Incorporated, by mail at 501 Madison Avenue, 20th Floor, New York, New York 10022 or by

telephone toll-free at 888-750-5834. If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should also call such broker or other nominee for additional information. Such broker or other nominee may contact Innisfree M&A Incorporated by telephone at 212-750-5833.

ISSUANCE PROPOSAL—APPROVAL OF THE ISSUANCE OF COMPANY COMMON STOCK UPON CONVERSION OF THE SERIES C CONVERTIBLE PERPETUAL PREFERRED STOCK

General

On May 29, 2015, the Company entered into the Investment Agreements with the Purchasers. Collectively, the Investment Agreements provided for the issuance and sale by the Company of the Purchased Common Shares (15,499,445 shares of our common stock) and the Purchased Preferred Stock (562,525 shares of our Series C Preferred Stock) in a private placement exempt from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Investment Agreements, the Company completed this private placement transaction on June 3, 2015, and issued and sold the Purchased Common Shares at a purchase price of $45.00 per share of Purchased Common Share (resulting in aggregate gross proceeds to the Company of approximately $697.5 million), and the Purchased Preferred Stock at a purchase price of $1,000.00 per share of Purchased Preferred Stock (resulting in aggregate gross proceeds to the Company of approximately $562.5 million).

Because our common stock is listed on the NYSE, we are subject to the NYSE Rules. NYSE Rule 312 requires shareholder approval prior to any issuance or sale of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if the number of shares of common stock issued or issuable upon conversion equals or exceeds 20% of the number of shares of common stock outstanding prior to the issuance or if the votes entitled to be cast by such shares of common stock equals or exceeds 20% of the voting power outstanding prior to the issuance. Because the aggregate of (i) the number of Purchased Common Shares and (ii) the number of shares of our common stock into which the Purchased Preferred Stock will convert exceeds the 20% threshold in NYSE Rule 312, the common stock issuable upon conversion of the Purchased Preferred Stock requires the approval of XPO stockholders. As a result, the conversion of the Purchased Preferred Stock is conditioned on, and will occur automatically upon, the approval by XPO stockholders of the issuance of such shares under NYSE Rule 312.

Subject to the approval of the Company’s stockholders of the Issuance Proposal, the Purchased Preferred Stock will be converted into an aggregate of 12,500,546 additional shares of our common stock.

Certificate of Designation of Series C Preferred Stock

The following description contains a summary of the material terms of Series C Preferred Stock as contained in the Certificate of Designation of the Series C Convertible Perpetual Preferred Stock (the “COD”), filed and effective June 3, 2015. We encourage you to read the COD in its entirety, which was included as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on June 1, 2015 and which Current Report is incorporated by reference herein. For more information about accessing this report and the other information we file with the SEC, please see “Where You Can Find More Information” below. The Series C Preferred Stock will only remain outstanding if our stockholders fail to approve the Issuance Proposal.

Authorized Shares and Liquidation Preference

The Company designated 562,525 authorized preferred shares as “Series C Convertible Perpetual Preferred Stock”, with a par value of $0.001 per share and an initial liquidation preference of $1,000 per share (the “Liquidation Preference”), for an aggregate initial liquidation preference of $562,525,000.

Ranking

The Series C Preferred Stock will rank, with respect to dividend rights and rights on liquidation, winding-up or dissolution, (i) senior to our common stock and each other class or series of capital stock outstanding or established after the date of issuance of the Series C Preferred Stock the terms of which do not expressly provide that it ranks senior to or pari passu with the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution, (ii) pari passu with the Series A Preferred Stock and each other class or series of stock of the Company outstanding or established after the date of issuance of the Series C Preferred Stock, the terms of which expressly provide that such class or series ranks pari passu with the Series C Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company and (iii) junior to each other class or series of stock of the Company outstanding or established after the date of issuance of the Series C Preferred Stock, the terms of which expressly provide that such class or series ranks senior to the Series C Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company.

Dividends

Prior to October 3, 2015, holders of the Series C Preferred Stock will participate equally and ratably with the holders of shares of our common stock in all dividends on the shares of our common stock as if immediately prior to each record date for our common stock, shares of Series C Preferred Stock then outstanding were converted into shares of our common stock. Dividends shall be payable on the same date that such dividends are payable to holders of shares of our common stock, and no dividends shall be payable to holders of shares of our common stock unless also paid at the same time in respect of the Series C Preferred Stock.

Commencing on and following October 3, 2015, cumulative dividends on the Series C Preferred Stock will be payable quarterly, when, as and if declared by the Board of Directors or a duly authorized committee, out of the assets of the Company legally available for the payment of dividends, on the 15th calendar day (or the following business day if the 15th is not a business day) of January, April, July and October of each year (each a “Dividend Payment Date”) at the rate per annum of 7.5% per share on the Liquidation Preference (subject to the following paragraph); provided that, in the event that on a Dividend Payment Date, the Company is not permitted to declare or pay such dividend or incur such liability either (x) as a matter of law or (y) under the terms of the Amended and Restated Revolving Loan Credit Agreement dated as of April 1, 2014, among the Company and certain of its subsidiaries, as borrowers, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as agent, and the other parties thereto, as amended from time to time (the “Company Credit Agreement”), such dividend (a “Deferred Dividend”) shall not be declared by the Board of Directors, shall not be paid or payable on such Dividend Payment Date and no liability shall be incurred in respect thereof, and instead, such Deferred Dividend shall be declared, become payable and be paid and the liability in respect thereof be incurred on the first succeeding Dividend Payment Date on which the Company is not prohibited from declaring, paying and incurring the liability in respect of such Deferred Dividend (and, for the avoidance of doubt, such Deferred Dividend shall be payable in addition to, and not in lieu of, any dividend which would ordinarily be payable on such succeeding Dividend Payment Date). The amount of dividends payable for any other period that is shorter or longer than a full quarterly dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Commencing on and following October 3, 2015, in the event that dividends are paid on shares of our common stock in any dividend period with respect to the Series C Preferred Stock, then the dividend payable in respect of each share of Series C Preferred Stock for such period will be equal to the greater of (1) the amount otherwise payable in respect of such share of Series C Preferred Stock in accordance with the foregoing paragraph and (2) the product of (A) the aggregate dividends payable per share of our common stock in such dividend period times (B) the number of shares of our common stock into which such share of Series C Preferred Stock is then convertible.

A dividend period with respect to a Dividend Payment Date is the period commencing on the preceding Dividend Payment Date or, if there is no preceding Dividend Payment Date, October 3, 2015, and ending on the day immediately prior to the next Dividend Payment Date. Dividends payable on a Dividend Payment Date shall be payable to holders of record on the later of (i) the close of business on the first calendar day (or the following business day if such first calendar day is not a business day) of the calendar month in which the applicable Dividend Payment Date falls and (ii) the close of business on the day on which the Board of Directors or a duly authorized committee thereof declares the dividend payable.

The Company will make each dividend payment on the Series C Preferred Stock either (i) in cash or (ii) at the Company’s option, by the issuance of additional shares of Series C Preferred Stock.

Payment Restrictions

No dividends may be declared or paid on any capital stock of the Company ranking on a parity with or junior to the Series C Preferred Stock (including our common stock), and no such capital stock may be redeemed, or repurchased by or on behalf of the Company, unless all accrued and unpaid dividends have been paid on the Series C Preferred Stock and any capital stock of the Company ranking on a parity with the Series C Preferred Stock. Notwithstanding the foregoing, if full dividends have not been paid on the Series C Preferred Stock and any parity stock, dividends may be declared and paid on the Series C Preferred Stock and such parity stock so long as the dividends are declared and paid pro rata.

Liquidation

In the event we voluntarily or involuntarily liquidate, dissolve or wind up, the holders of the Series C Preferred Stock will be entitled, before any distribution to the holders of our common stock or any other junior capital stock, and subject to the rights of our creditors, to receive an amount equal to the greater of (i) the aggregate Liquidation Preference plus an amount equal to any accrued and unpaid cumulative dividends for the then-current dividend period and (ii) the payment or distribution to which such holders would have been entitled if the Series C Preferred Stock were converted into our common stock immediately before such liquidation, dissolution or winding-up.

Voting Rights

The Series C Preferred Stock will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law and (ii) voting rights in connection with (a) amending the COD if such amendment would alter the powers, preferences, privileges or rights of the holders of Series C Preferred Stock so as to affect them adversely, (b) issuing, authorizing or increasing the authorized amount of, or issuing or authorizing any obligation or security convertible into or evidencing a right to purchase, any capital stock of the Company ranking on a parity with or senior to the Series C Preferred Stock, or (c) reclassifying any authorized capital stock of the Company into any parity stock or senior stock, or any obligation or security convertible into or evidencing a right to purchase any parity stock or senior stock.

Conversion

Upon receiving Company stockholders’ approval for the Issuance Proposal, the Series C Preferred Stock will mandatorily, immediately and automatically convert into the number of shares of our common stock equal to the aggregate Liquidation Preference of such shares divided by the then-applicable conversion price, which shall initially be $45.00 per share of our common stock, for an effective initial aggregate conversion amount of 12,500,546 shares of our common stock.

The Series C Preferred Stock will only convert into shares of our common stock upon receipt of the Company stockholders’ approval of the Issuance Proposal.

In addition, effective as of the close of business on the date on which stockholder approval for the Issuance Proposal is obtained, each holder of Series C Preferred Stock will be entitled to receive, at the election of the Company, either (i) cash in an amount equal to the then unpaid Deferred Dividends in respect of shares of Series

C Preferred Stock held by such holder or (ii) a number of shares of our common stock equal to the amount of any then unpaid Deferred Dividends in respect of shares of Series C Preferred Stock held by such holder divided by the then-applicable conversion price, which shall initially be $45.00 per share of our common stock.

The Series C Preferred Stock will have the benefit of customary anti-dilution adjustments.

Transfer of Securities

The Series C Preferred Stock was not, and the shares of our common stock issuable upon conversion thereof will not be, initially registered under the Securities Act and may not be offered or sold except in compliance with the registration requirements of the Securities Act and any other applicable securities laws. The above mentioned securities will have the benefit of certain registration rights under the Securities Act pursuant to customary demand registration rights and piggyback registration rights provided for in the Investment Agreements. Additionally, we have agreed to file with the SEC a shelf registration statement within 30 days of the closing of the private placement, which enables the public resale of any registrable securities.

Common Stock

The following is a description of the material terms of our common stock, as well as other material terms of our Amended and Restated Certificate of Incorporation, as amended (the “Company Certificate”), and our Second Amended and Restated Bylaws (the “Bylaws”). This description is only a summary. You should read it together with the Company Certificate and Bylaws, which were incorporated by reference as Exhibits 3.1 through 3.5 to our Annual Report on Form 10-K for the year ended December 31, 2014 and as Exhibit 3.1 and 3.2 to our Current Report on Form 8-K filed with the SEC on May 21, 2015, and which Annual Report and Current Report are incorporated by reference herein. For more information about accessing this report and the other information we file with the SEC, please see “Where You Can Find More Information” below.

General

We currently have 150,000,000 authorized shares of common stock, par value $0.001 per share, of which 95,271,676 shares were issued and outstanding as of June 3, 2015. As of June 3, 2015, (i) 10,440,714 shares of common stock were reserved for issuance in connection with the Series A Preferred Stock, (ii) 10,486,667 shares of common stock were reserved for issuance in connection with our outstanding warrants, exercisable at any time until September 2, 2021 at an initial exercise price of $7.00 per share of common stock (subject to customary anti-dilution adjustments), (iii) 3,794,420 shares of common stock were reserved for issuance upon exercise of outstanding stock options or settlement of restricted stock units and (iv) 4,384,005 shares of common stock were reserved for issuance upon conversion of 4.50% Convertible Senior Notes. Additionally, if the Issuance Proposal is approved, the Purchased Preferred Stock will be converted into an aggregate of 12,500,546 shares of common stock.

Other than as described in this proxy statement and the documents incorporated by reference herein, no stockholder has any preemptive right or other similar right to purchase or subscribe for any additional securities issued by the Company, and no stockholder has any right to convert common stock into other securities. No shares of common stock are subject to redemption or any sinking fund provisions. All the outstanding shares of common stock are fully paid and non-assessable. Subject to the rights of the holders of the Series A Preferred Stock and Series C Preferred Stock, the holders of common stock are entitled to dividends when, as and if declared by our Board of Directors from funds legally available therefor and, upon liquidation, to a pro-rata share in any distribution to stockholders.

Pursuant to Delaware law and the Company Certificate, our Board of Directors by resolution may establish one or more series of preferred stock and fix the number of shares constituting such series, the designation of such series, the voting powers (if any) of the shares of such series and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series, such rights and preferences being senior to the rights of holders of common stock. Other than the Series A Preferred Stock and Series C Preferred Stock, no shares of Preferred Stock are currently outstanding.

Voting and Other Rights

Each share of common stock entitles the holder thereof to one vote on all matters upon which stockholders are permitted to vote. The Bylaws provide that, except in the case of contested elections, directors will be elected by a majority of votes cast at a meeting of stockholders by the stockholders entitled to vote in the election and, except as otherwise required by law, whenever any corporate action other than the election of directors is to be taken, it shall be authorized by a majority of the votes cast at a meeting of stockholders by the stockholders entitled to vote thereon.

Anti-Takeover Effects of Various Provisions of Delaware Law and the Company Certificate and Bylaws

Provisions of the Delaware General Corporation Law (the “DGCL”) could make it more difficult to acquire us by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. These provisions, summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in an improvement of their terms.

Delaware Anti-Takeover Statute. We have elected to be subject to Section 203 of the DGCL, an anti-takeover statute. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the time the person became an interested stockholder, unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status did own) 15 percent or more of a corporation’s voting stock. The existence of this provision would be expected to have an anti-takeover effect with respect to transactions not approved in advance by the board of directors, including discouraging attempts that might result in a premium over the market price for the shares of common stock.

No Cumulative Voting. The DGCL provides that stockholders are denied the right to cumulate votes in the election of directors unless a corporation’s certificate of incorporation provides otherwise. The Company Certificate prohibits cumulative voting.

Limitation of Liability and Indemnification of Officers and Directors. The DGCL authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties as directors. The Company Certificate and Bylaws include provisions that indemnify, to the fullest extent allowable under the DGCL, the personal liability of directors or officers for monetary damages for actions taken as a director or officer of the Company, or for serving at our request as a director or officer or in another position at another corporation or enterprise, as the case may be. The Company Certificate and Bylaws also provide that we must indemnify and advance expenses to our directors and officers, subject to our receipt of an undertaking from the indemnitee as may be required under the DGCL. We are also expressly authorized to carry directors’ and officers’ insurance to protect the Company and our directors, officers, employees and agents from certain liabilities.

The limitation of liability and indemnification provisions in the Company Certificate and the Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. We may be adversely affected to the extent that, in a class action or direct suit, we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Except as set forth in the Company’s periodic reports as incorporated herein by reference, there is currently no pending material litigation or proceeding involving any of our directors, officers, employees or agents for which indemnification is sought.

Authorized but Unissued Shares of Common Stock. Our authorized but unissued shares of common stock will be available for future issuance without approval by the holders of common stock. We may use additional shares for a variety of corporate purposes, including future public offerings to raise additional capital, employee benefit plans and as consideration for or to finance future acquisitions, investments or other purposes. The existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Undesignated Preferred Stock. Our Company Certificate and Bylaws authorize undesignated preferred stock. As a result, our Board of Directors may, without the approval of holders of common stock, issue shares of preferred stock with super voting, special approval, dividend or other rights or preferences on a discriminatory basis that could impede the success of any attempt to acquire us. These and other provisions may have the effect of deferring, delaying or discouraging hostile takeovers, or changes in control or management of the Company.

Amendments to Organizational Documents

The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws.

Listing

Our common stock is listed on the NYSE under the trading symbol “XPO.”

Transfer Agent and Registrar

The transfer agent and registrar for the common stock is Computershare Trust Company, N.A., whose principal executive office is located at 250 Royall Street, Canton, MA 02021.

Purpose of the Equity Issuance and Use of Proceeds

The purpose of the Issuance Proposal is to approve the issuance to the Purchasers of our common stock upon conversion of the Purchased Preferred Stock in accordance with the Investment Agreements. The proceeds from the original issuance of Purchased Securities was used, together with cash on hand and the proceeds of the Company’s recent issuance of senior notes, to fund the Company’s purchases of Norbert Dentressangle SA and Bridge Terminal Transport Services, Inc. and may be used for other unspecified acquisitions.

Consequences if the Issuance Proposal is Approved

In the event that Company stockholders approve the Issuance Proposal to issue shares of our common stock to the Purchasers and thereby the conversion of the Purchased Preferred Stock, all of the Purchased Preferred Stock will automatically convert into 12,500,546 shares of our common stock pursuant to the terms of the Investment Agreements and the COD, increasing the Purchasers’ aggregate beneficial ownership percentage of the Company’s outstanding common stock to approximately     %, as compared to approximately     % as of the date of this proxy statement and increasing the Purchasers’ aggregate percentage of total voting power of the Company’s capital stock to     % as compared to approximately     % as of the date of this proxy statement, based on public filings and including shares of our common stock owned by certain of the Purchasers prior to the purchase of the Purchased Securities. As a result of any such issuance, existing Company stockholders will incur dilution to their voting interests and will own a smaller percentage of our outstanding common stock.

Consequences if the Issuance Proposal is Not Approved

In the event that Company stockholders do not approve the Issuance Proposal, the Purchased Preferred Stock will remain outstanding and will not convert into our common stock at this time. Under the terms of the Investment Agreements with the Purchasers, we will be obligated to submit a proposal to our stockholders to approve the issuance of common stock in respect of the conversion of the Purchased Preferred Stock at least once in every six month period beginning on October 3, 2015. In addition, commencing on and following October 3, 2015, cumulative dividends on the Series C Preferred Stock will be payable quarterly at the rate per annum of 7.5% per share on the liquidation preference of the Series C Preferred Stock.

Required Vote

Under Section 312.03(c) of the NYSE Rules, the Company must obtain stockholder approval before an issuance of our common stock, or of securities convertible into or exercisable for our common stock, if our common stock issued or issuable upon conversion has voting power equal to or in excess of 20% of the voting power outstanding before the issuance or if the number of shares of our common stock issued or issuable is, or will be upon issuance, equal to or in excess of 20% of the number of shares of our common stock outstanding before the issuance, subject to certain exceptions not applicable to the Company.

Assuming that a quorum is present at the special meeting, pursuant to the NYSE Rules, approval of the Issuance Proposal requires the affirmative vote of the majority of the shares of the Company common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) voting on the Issuance Proposal. Broker non-votes are not counted as “present” for purposes of determining who is entitled to vote on the Issuance Proposal, and therefore will have no effect on the outcome of the vote on the Issuance Proposal. Under applicable NYSE Rules, abstentions are counted as shares voted with respect to such proposal, and therefore, if you return your proxy card and “ABSTAIN” from voting, it will have the same effect as a vote against the Issuance Proposal.

Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the Issuance Proposal.

AUTHORIZED SHARES PROPOSAL—APPROVAL OF THE AMENDMENT OF THE COMPANY CERTIFICATE TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK

General

The Company’s Board of Directors has unanimously approved and declared advisable, subject to stockholder approval, an amendment to the Company Certificate to increase the number of authorized shares of our common stock, $0.001 par value, from 150,000,000 shares to 300,000,000 shares. As of June 3, 2015, 95,272,959 shares of common stock were issued and outstanding and a total of 29,105,806 shares of common stock were reserved for issuance in connection with the Series A Preferred Stock, warrants, stock options, restricted stock units and 4.50% Convertible Senior Notes. In addition, if the Issuance Proposal is approved, all of the Purchased Preferred Stock will automatically convert into 12,500,546 shares of common stock.

The proposed amendment would replace the first sentence of Article IV of the Company Certificate with the following:

The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be Three Hundred Million (300,000,000) shares of common stock, par value $0.001 per share, and Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share.

Purpose of Increasing Authorized Shares of Company Common Stock

The purpose of increasing the number of authorized shares of Company common stock is to provide the Company with sufficient common share capacity to allow the flexibility for (i) future equity financings to raise funds to support the intended growth of the Company’s business, including through strategic acquisitions, and (ii) the issuance of Company common stock in acquisitions.

Effect of Proposal

The Board of Directors does not believe that an increase in the number of authorized shares of Company common stock, without more, will have a significant impact on the market price of our common stock. The availability of significant authorized but unissued shares of Company common stock will, however, give the Company the flexibility to issue additional common equity and create dilution without further approval of the Company’s stockholders. The Board of Directors believes that this additional flexibility is warranted, as it would facilitate execution of future financings and strategic acquisitions and thereby facilitate the growth of the Company’s business.

We have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company. We are not aware of any pending or threatened efforts to acquire control of the Company.

If the Authorized Shares Proposal is approved, then the amendment to the Company Certificate will become effective when we file a Certificate of Amendment with the Secretary of State of the State of Delaware. The additional shares of common stock authorized by the proposed amendment, if and when issued, would have the same rights and privileges as the shares of common stock currently authorized.

Required Vote

Assuming that a quorum is present at the special meeting, pursuant to the DGCL, approval of the Authorized Shares Proposal requires the affirmative vote of the majority of all our outstanding shares of common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) entitled to vote as of the Record Date. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the Authorized Shares Proposal.

Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the Authorized Shares Proposal.

ADJOURNMENT PROPOSAL—APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING

The Company’s stockholders are being asked to consider and vote on a proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies. The Board of Directors believes this proposal to be in the best interests of the Company’s stockholders because it gives the Company flexibility to solicit the vote of additional holders of the Company’s voting securities to vote on matters the Board of Directors deems important to the Company. If the Issuance Proposal is not approved within the required time frame, the Company will be obligated to pay additional dividends to the holders of Series C Preferred Stock. The Board of Directors of the Company recommends that stockholders vote “FOR” the Proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our voting securities as of June 3, 2015 by (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each director, (iii) each named executive officer and (iv) all executive officers and directors as a group. None of the foregoing persons beneficially owned any shares of equity securities of our subsidiaries as of June 3, 2015.

Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, Connecticut 06831.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Class Outstanding(1)	Shares of Series A Preferred Stock Beneficially Owned(2)		Percentage of Class Outstanding
Beneficial Ownership of 5% or more
Jacobs Private Equity, LLC	19,285,714	(3)	16.8%	67,500		92.0%
Public Sector Pension Investment Board(4) 1250 René-Lévesque Blvd. West, Suite 900, Montreal, QC H3B 4W8	12,645,635		13.3%	—		—
Coral Blue Investment Pte. Ltd(5) 168 Robinson Road #37-01, Capital Tower, Singapore 068912	9,999,123		10.5%	—		—
Ontario Teachers’ Pension Plan Board(6) 5650 Yonge Street Toronto, ON M2M 4H5	5,721,800		6.0%	—		—
FMR, LLC(7) 245 Summer Street Boston, MA 02210	4,867,871		5.1%	—		—
Directors:
G. Chris Andersen	102,927	(8)	*	250		*
Michael G. Jesselson	330,965	(9)	*	725	(10)	1.0%
Adrian P. Kingshott	117,214	(11)	*	300		*
James J. Martell	362,282	(12)	*	725		1.0%
Jason D. Papastavrou	226,089	(13)	*	650	(14)	*
Oren G. Shaffer	50,000	(15)	*	—		—
Named Executive Officers:
Bradley S. Jacobs+(16)	19,517,475		17.0%	67,500		92.0%
John J. Hardig	81,660	(17)	*	—		—
Troy A. Cooper	93,213	(18)	*	—		—
Gordon E. Devens	105,000	(19)	*	—		—
Scott B. Malat	64,953	(20)	*	—		—
Current Executive Officers and Directors as a Group (12 People)	21,173,979	(21)	18.3%	70,150		95.7%

*	Less than 1%
+	Director and Executive Officer
(1)

For purposes of this column, the number of shares of the class outstanding reflects the sum of (i) 95,272,959 shares of our common stock that were outstanding as of June 3, 2015, (ii) the number of shares of our common stock into which the outstanding shares of our preferred stock held by the relevant person, if any, were convertible on June 3, 2015, and (iii) the number of shares of our common stock, if any, which the relevant person could acquire on exercise of options or warrants on or prior to August 2, 2015.

(2)

Each share of our Series A Preferred Stock that was outstanding on June 3, 2015 has an initial liquidation preference of $1,000 per share and is convertible into approximately 143 shares of our common stock at an effective conversion price of $7.00 per share of our common stock. Our Series A Preferred Stock votes together as a single class with our common stock on an as-converted basis, except with respect to certain matters that impact the rights of holders of our Series A Preferred Stock, in which case our Series A Preferred Stock votes separately as a single class.

(3)

Consists of 9,642,857 shares of our common stock issuable upon the exercise of 9,642,857 warrants at an exercise price of $7.00 per share of common stock, and 9,642,857 shares of our common stock issuable upon conversion of 67,500 shares of our Series A Preferred Stock.

(4)

Based on the Schedule 13G, filed January 8, 2015, filed by Public Sector Pension Investment Board, which reported that, as of December 31, 2014, Public Sector Pension Investment Board beneficially owned 11,415,524 shares with sole voting and sole dispositive power over such shares, and on the Investment Agreement, dated as of May 29, 2015, by and among the Company and Public Sector Pension Investment Board. Does not include shares of our common stock that may be issuable in respect of 44,645 shares of Series C Preferred Stock.

(5)

Based on the Schedule 13G/A, filed January 2, 2015, filed by Coral Blue Investment Pte. Ltd. and GIC Private Limited, which reported that, as of December 31, 2014, Coral Blue Investment Pte. Ltd. beneficially owned 8,153,946 shares of common stock and shares voting and dispositive power over such shares of common stock with GIC Private Limited, and on the Investment Agreement, dated as of May 29, 2015, by and among the Company and Coral Blue Investment Pte. Ltd. Does not include shares of our common stock that may be issuable in respect of 66,967 shares of Series C Preferred Stock.

(6)

Based on the Investment Agreement, dated as of September 11, 2014, by and among the Company, Ontario Teachers’ Pension Plan Board and the other Purchasers named therein and on the Investment Agreement, dated as of May 29, 2015, by and among the Company and Ontario Teachers’ Pension Plan Board. Does not include shares of our common stock that may be issuable in respect of 89,290 shares of Series C Preferred Stock.

(7)

Based on information contained in a Schedule 13G filed by FMR LLC, Edward C. Johnson 3d and Abigail P. Johnson on February 13, 2015, Edward C. Johnson 3d, Chairman of FMR LLC, Abigail P. Johnson, Vice Chairman, Chief Executive Officer and President of FMR LLC, and FMR LLC have sole voting power over 337,281 shares and sole dispositive power over 4,867,871 shares owned directly by various investment companies advised by Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR LLC. The filing further states that (i) members of the family of Edward C. Johnson 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC; (ii) the Johnson family group and all other Series B shareholders of FMR LLC have entered into a shareholders’ voting agreement under which all Series B voting common shares of FMR LLC will be voted in accordance with the majority vote of Series B voting common shares of FMR LLC and that, accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC; and (iii) neither FMR LLC nor Edward C. Johnson 3d nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Fidelity Funds’ Boards of Trustees, and that Fidelity carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

(8)

Includes (i) 35,713 shares of our common stock issuable upon the exercise of 35,713 warrants at an exercise price of $7.00 per share of common stock, (ii) 35,714 shares of our common stock issuable upon conversion of 250 shares of our Series A Preferred Stock, (iii) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to August 2, 2015 and (iv) 5,000 RSUs that are or will become vested on or prior to August 2, 2015.

(9)

Includes (i) 12,000 shares of our common stock beneficially owned by the Michael G. Jesselson and Linda Jesselson 3/12/84 Trust, of which Mr. Jesselson is a trustee, (ii) 12,000 shares of our common stock beneficially owned by the Michael G. Jesselson and Linda Jesselson 11/26/85 Trust, of which Mr. Jesselson is a trustee, (iii) 12,000 shares of our common stock beneficially owned by the Michael G. Jesselson and Linda Jesselson 3/31/87 Trust, of which Mr. Jesselson is a trustee, (iv) 10,000 shares of our common stock beneficially owned by the Michael G. Jesselson and Linda Jesselson 6/30/93 Trust, of which Mr. Jesselson is a trustee, (v) 10,000 shares of our common stock owned by Mr. Jesselson’s spouse, (vi) 103,572 shares of our common stock issuable upon the exercise of 103,572 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by the Michael G. Jesselson 12/18/80 Trust and the Michael G. Jesselson 4/8/71 Trust, of which trusts Mr. Jesselson is the beneficiary, (vii) 21,322 shares of our common stock issuable upon the exercise of 21,322 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by the Michael G. Jesselson and Linda Jesselson, Trustees UID 6/30/93 FBO Maya Ariel Ruth Jesselson, of which Mr. Jesselson is the beneficiary, (viii) 103,570 shares of our common stock issuable upon conversion of 725 shares of our Series A Preferred Stock, which shares of our Series A Preferred Stock are beneficially owned by the Michael G. Jesselson 12/18/80 Trust and the Michael G. Jesselson 4/8/71 Trust, of which trusts Mr. Jesselson is the beneficiary, (ix) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to August 2, 2015, and (x) 2,500 RSUs that are or will become vested on or prior to August 2, 2015.

(10)	See clause (viii) of footnote (9).
(11)

Includes (i) 42,857 shares of our common stock issuable upon the exercise of 42,857 warrants at an exercise price of $7.00 per share of our common stock, (ii) 42,857 shares of our common stock issuable upon conversion of 300 shares of our Series A Preferred Stock, (iii) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to August 2, 2015, and (iv) 2,500 RSUs that are or will become vested on or prior to August 2, 2015.

(12)

Includes (i) 103,572 shares of our common stock issuable upon the exercise of 103,572 warrants at an exercise price of $7.00 per share of our common stock, (ii) 103,571 shares of our common stock issuable upon conversion of 725 shares of our Series A Preferred Stock, (iii) 99,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to August 2, 2015 and (iv) 5,000 RSUs that are or will become vested on or prior to August 2, 2015.

(13)

Includes (i) 1,375 shares of our common stock beneficially owned by the Brett A. Athans Declaration of Trust, of which Dr. Papastavrou is the trustee, (ii) 92,857 shares of our common stock issuable upon the exercise of 92,857 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by Springer Wealth Management LLC, of which Dr. Papastavrou is the owner of 100% of the equity securities, (iii) 92,857 shares of our common stock issuable upon conversion of 650 shares of our Series A Preferred Stock, which shares of Series A Preferred Stock are beneficially owned by Springer Wealth Management LLC, of which Dr. Papastavrou is the owner of 100% of the equity securities, (iv) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to August 2, 2015 and (v) 5,000 RSUs that are or will become vested on or prior to August 2, 2015.

(14)	See clause (iii) of footnote (13).
(15)

Includes (i) 8,500 shares of our common stock issuable upon the exercise of 8,500 warrants at an exercise price of $7.00 per share of common stock, (ii) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to August 2, 2015 and (iii) 5,000 RSUs that are or will become vested on or prior to August 2, 2015.

(16)

Mr. Jacobs has indirect beneficial ownership of the shares of our common stock and our Series A Preferred Stock beneficially owned by JPE as a result of being its Managing Member. See footnote (3). Also includes 150,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to August 2, 2015.

(17)	Includes 30,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or before August 2, 2015.
(18)

Includes (i) 10,000 shares of common stock issuable upon the exercise of 10,000 warrants at an exercise price of $7.00 per share of common stock and (ii) 15,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or before August 2, 2015.

(19)

Includes (i) 20,000 shares of our common stock issuable upon the exercise of 20,000 warrants at an exercise price of $7.00 per share of common stock and (ii) 75,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or before August 2, 2015.

(20)

Includes (i) 12,750 shares of our common stock issuable upon the exercise of 12,750 warrants at an exercise price of $7.00 per share of common stock, (ii) 15,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or before August 2, 2015, and (iii) 3,204 RSUs that are or will become vested on or prior to August 2, 2015.

(21)

Includes (i) 10,094,000 shares of our common stock issuable upon the exercise of 10,094,000 warrants at an exercise price of $7.00 per share of our common stock, (ii) 10,021,425 shares of our common stock issuable upon conversion of 70,150 shares of our preferred stock, (iii) 585,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to August 2, 2015, and (iv) 17,500 vested RSUs that are or will become exercisable on or before August 2, 2015.

STOCKHOLDER PROPOSALS

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the Company’s 2016 annual meeting of stockholders in accordance with Rule 14a-8 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s Bylaws, as described below.

As more specifically provided in our Bylaws, no business may be brought before an annual meeting of our stockholders unless it is specified in the notice of the annual meeting or is otherwise brought before the annual meeting by or at the direction of our Board or by a stockholder entitled to vote who has delivered proper notice to us not less than 90 days or more than 180 days prior to the earlier of the date of the annual meeting and the first anniversary of the preceding year’s annual meeting. Accordingly, assuming that our 2016 annual meeting of stockholders is held on or after May 19, 2016, any stockholder proposal to be considered at the 2016 annual meeting, including nominations of persons for election to our Board, must be properly submitted to us not earlier than November 21, 2015 nor later than February 19, 2016. Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to: Secretary, XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, Connecticut 06831.

The foregoing requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement for the 2016 annual meeting of stockholders. Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2016 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in such proxy materials pursuant to such rule, stockholder proposals must be received by our Secretary not later than December 10, 2015.

OTHER MATTERS

No business other than that set forth in the attached notice of special meeting is expected to come before the special meeting. However, should any other matters requiring a vote of stockholders arise, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company.

SOLICITATION OF PROXIES

It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company, by telephone or by other means of communication at nominal cost. The Company will bear the cost of such solicitation. It will reimburse banks, brokers and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of stock in accordance with the NYSE schedule of charges. In addition, the Company has retained Innisfree M&A Incorporated to assist us in soliciting proxies and verifying the records relating to the solicitations in connection with the special meeting. Innisfree M&A Incorporated will receive approximately $10,000, plus their reasonable and customary expenses for providing such services.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20459. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet website, located at www.sec.gov, which contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies. Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this proxy statement. We incorporate by reference into this proxy statement the following documents filed by us with the SEC under the Exchange Act and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special meeting:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on February 23, 2015;

•	our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2015 filed with the SEC on May 7, 2015; and

•	our Current Reports on Form 8-K filed with the SEC on May 21, 2015, June 1, 2015, June 4, 2015 and June 15, 2015.

This proxy statement incorporates important business and financial information about XPO Logistics, Inc. from other documents that are not included in or delivered with this document. You may obtain any of the documents incorporated by reference in this proxy statement from the SEC through the SEC’s website at the address provided above and on our website at www.xpo.com. Information contained or linked to or from our website is not a part of this proxy statement. You may also obtain free copies of the documents the Company files with the SEC by written request to: Investor Relations, XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, Connecticut 06831, or by telephonic request at (855) XPO-INFO (855-976-4636). If you would like to request documents, please do so by                     , 2015, in order to receive them before the special meeting.

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by , New York Time, on .
Vote by Internet
• Go to www.envisionreports.com/XPOspc
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼      IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.     ▼

- - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A	Proposals —	UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 - 3.
+

		For	Against	Abstain
1.	To approve, as required pursuant to Section 312 of the New York Stock Exchange Listed Company Manual, the issuance of our common stock upon the conversion of our outstanding Series C Convertible Perpetual Preferred Stock.	☐	☐	☐
		For	Against	Abstain
2.	To approve an amendment to the certificate of incorporation of the Company to increase the number of authorized shares of Company common stock to 300,000,000 shares.	☐	☐	☐
		For	Against	Abstain
3.	To adjourn or postpone the special meeting, if necessary, to solicit additional proxies.	☐	☐	☐
4.	In their discretion, on such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date and sign exactly as your name(s) appear(s) hereon. When signing as Executor, Administrator, Trustee, Guardian or Attorney, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized corporate officer. If a partnership, please sign in partnership name by authorized person. Joint owners should each sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Special Meeting of Stockholders, you can be sure your shares are represented at the Meeting by promptly returning your proxy in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on This Proxy Statement is available at www.edocumentview.com/xpospc.

▼    IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.    ▼

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Proxy — XPO LOGISTICS, INC.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPO LOGISTICS, INC.

The undersigned hereby acknowledges receipt of the XPO Logistics, Inc. Notice of Special Meeting and Proxy Statement and hereby constitutes and appoints Bradley S. Jacobs and Gordon E. Devens, and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Special Meeting of Stockholders of XPO Logistics, Inc. on                     , and any adjournment or postponement thereof, and to vote on the matters indicated all the shares of Common Stock, par value $0.001 per share, or Series A Convertible Perpetual Preferred Stock, par value $0.001 per share, that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.